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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 29, 2003
                                                           -------------

                               Chase Funding, Inc.
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


               New York                               333-106428                            13-3840732
------------------------------------------------------------------------------------------------------------------
            (State or other                          (Commission                          (IRS Employer
            jurisdiction of                          File Number)                      Identification No.)
            incorporation)



                             300 Tice Boulevard
                             Woodcliff Lake, NJ                                               07675
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                  (Address of principal executive offices)                                 (Zip Code)



           Registrant's telephone, including area code: (201) 782-9084

                                 Not Applicable
         (Former name and former address, if changed since last report)


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ITEM 5.  Other Events

                  Filing of Legality and Tax Opinions

                  Attached as Exhibit 99.1 is the opinion of Morgan, Lewis & Bockius LLP with respect to the legality of the Company's Series 2003-4 Mortgage Loan Asset-Backed Certificates and certain tax matters relating thereto.

ITEM 7.  Financial Statements and Exhibits

                  (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                                     Description
-----------------                                               -------------
       (99.1)                                                   Legal Opinion


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CHASE FUNDING, INC.

Date:  July 29, 2003


                                                     By: /s/ Michael P. Crilley
                                                         ----------------------
                                                     Name:   Michael P. Crilley
                                                     Title:  Vice President



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                                INDEX TO EXHIBITS



Exhibit No.                    Description                       Page
-----------                    -----------                       ----
(99.1)                         Legal Opinion                     5